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                                 LOAN AGREEMENT

This Agreement is made this 23, day of, 2000, by and between WILLOW SPRINGS RANCH, LLC, a New Mexico limited liability company, and BANK MIDWEST, NA, a national banking corporation.

Borrower proposes to acquire a certain tract of land in Socorro County New Mexico, more particularly described on Exhibit A (Property).

Borrower has requested that Lender advance funds to complete the acquisition of the Property and to pay a loan fee to Lender, and Lender has agreed to make such funds available to Borrower, subject to the terms and conditions contained herein.

The purpose of this Agreement is to provide the terms and conditions upon which the funds will be made available.

The parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS. The following words and terms will for the purposes of this Agreement have the meanings set forth below:

     o BORROWER: Willow Springs Ranch, LLC, a New Mexico limited liability company.

     o ADVANCE: the initial advance of loan proceeds, in the amount of $2,293,200.00.

     o EVENTS OF DEFAULT: the occurrences listed in Paragraph 18 of this Agreement.

     o    GUARANTOR: Amortibanc Management, L.C.

     o GOVERNMENTAL AUTHORITY: any governmental authority and includes the United States, the State of New Mexico, the County of Socorro, and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau or instrumentality of any of the foregoing which exercises jurisdiction over the property or the construction thereon.

     o HAZARDOUS MATERIALS: any flammable explosives, radioactive materials, hazardous wastes, toxic substances, or related materials including, but not limited to, substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601, ET SEQ.; the Hazardous Materials Transportation Act of 1975, 49 U.S. C. Section 1801, ET SEQ.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, ET SEQ.; and those substances defined as

          "Hazardous waste" in the New Mexico Hazardous Waste Act, Section 74-4-1, ET SEQ. N.M.S.A. (1978); the New Mexico Radioactive and Hazardous Materials Act, Section 74-4A-1, ETSEQ. N.M.S.A. (1978); the New Mexico Emergency Management Act, Section
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          74-4B-1, ET SEQ. N.M.S.A. (1978); the New Mexico Hazardous Waste
          Feasibility Study-Act, Section 74-4C-1, ET SEQ.,N.M.S.A. (1978); in any amendments to said statutes; in the regulations adopted pursuant to said statutes; or substances defined as "hazardous substances" in any other federal, state or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relatmig to, or imposing liability or standards of conduct concerning, any hazardous, toxic, or dangerous waste, substance, or material, as now or at any time hereafter in effect.

     o LENDER: Bank Midwest, NA and any successor in interest, assign, or any subsequent holder or assignee of the Note.

     o LOAN: such sums of money as Borrower may from time to time request and Lender may lend, solely for the purposes authorized under this Agreement, up to an aggregate amount not to exceed Two Million Three Hundred Forty Thousand Dollars ($2,340,000.00).

     o LOAN DOCUMENTS: this Loan Agreement, the Note, the Mortgage and any other document executed by Borrower in connection with this Loan.

     o LOAN FEES: the loan origination fee to be paid to Lender at closing in the amount of Forty-six Thousand Dollars($46,000.00).

     o MORTGAGE: the Mortgage executed by Borrower contemporaneously herewith in favor of Lender to secure the Note and creating a first lien against the Property.

     o NOTE: the promissory Note executed by Borrower contemporaneously herewith in favor of Lender, in the principal sum of Two Million Three Hundred Forty Thousand Dollars ($2,340,000.00) with interest as stated therein.

     o PARTIAL RELEASE: Release of less than all the Property from the lien of the Mortgage.

     o PROPERTY: the real estate in Socorro County, New Mexico, as more particularly described on Exhibit "A" attached to the Mortgage.

     o RELEASE AMOUNT: the greater of: 60.0% of the gross sales price of the Release Parcel; or $85.00 per acre.

     o RELEASE PARCEL: a part of the Property as to which a Partial Release is requested or is granted.

2. DESCRIPTION OF LOAN. Subject to -all the terms and conditions hereof, Lender agrees to lend to Borrower, and Borrower agrees to borrow from Lender a loan (Loan) not to exceed the amount of Two Million Three Hundred Forty Thousand Dollars ($2,340,000.00).

     2.1 Interest and principal shall be payable on the Loan as set forth in the Note.
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     2.2  The loan will consist of a Note representing funds to be used for the following purposes only:

          o disbursement in the sum of Two Million Two Hundred Ninety three Thousand Two Hundred Dollars ($2,293,200.00) at closing to be used for the purchase of the Property.

          o    the Loan Fee in the amount of $46,0W00.

          o    Lender's expenses in connection with the Loan.

3.   TERM. The Note shall be due five (5) years from the date thereof

4. INTEREST RATE. The Note shall bear interest at four percentage point over the weekly average yield on United States Treasury securities adjusted to the constant maturity of one year (as made available by the Federal Reserve Board) in effect 45 days prior to the date of the Note and each Rate Adjustment Date (as defined below). The Note Rate shall be calculated on the date of the Note (using the Index value most recently published on or prior to the closing date) and on each anniversary of this Note thereafter (each of which is a "RATE ADJUSTMENT DATE"). If the Index is no longer available, Lender will choose a new index which is based upon comparable information. All interest shall be calculated for the actual number of days elapsed over a year assumed to consist of 360 days.

5.   SECURITY FOR THE LOAN. The Loan shall be secured by:

     o This Agreement, together with the assignments and such other documents as may be provided for herein;

     o    The Mortgage, attached as Exhibit B;

     o The Guaranty of Guarantor guaranteeing to Lender the performance of the obligations of Borrower hereunder in the form attached as Exhibit C

6. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender, its successors and assigns, that:

     6.1 As of Closing, Borrower will be the sole owner of the Property and will have the power and authority to own, convey, mortgage, pledge or otherwise encumber the Property or any part thereof, to execute and deliver to Lender the Note, the Mortgage, this Agreement and all other documents provided for herein.

     6.2 There is no action, suit or proceeding pending or to the knowledge of Borrower threatened against or affecting Borrower or the Property before any court or any governmental department or agency which could result in any material adverse change in the business or condition of
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          Borrower. To the best of Borrower's knowledge it has complied with all applicable statutes and regulations of all governmental authorities having jurisdiction over it and the Property, and is not in default with respect to any order, writ, injunction or decree of any court or governmental agency. There is, to the best of Borrower's knowledge, no claim against Borrower except immaterial claims arising in the ordinary course of business. Borrower has good and marketable fee title to the Property and except for current real estate taxes not due and payable at the date hereof, the Property is not subject to any encumbrance or lien of any kind, except for the Mortgage.

     6.3 Borrower is not a party to any contract or agreement or subject to any legal restriction of any kind which would materially and adversely affect the business, properties, assets or condition, financial or otherwise, of Borrower, and neither the execution and delivery of the Note, the Mortgage or other security instruments by Borrower, nor the compliance by Borrower with the terms, conditions and provisions of this agreement, will conflict with or result in a breach of or constitute a default under any agreement or other instrument to which Borrower is a party or by which Borrower is bound or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon the Property.

     6.4 The advances pursuant to the terms of this Agreement will be utilized solely in accordance with the provisions hereof

     6.5 Borrower, at the time of execution hereof, is a duly organized New Mexico limited liability company. Lender hereby consents to Borrower changing its name so long as Borrower immediately notifies Lender of such new name.

If any of the representations and warranties contained in this Section 6 is not true and correct, Lender shall be relieved of its obligation to disburse any of the Loan proceeds and notwithstanding anything to the contrary contained in the Note, Lender may at its option immediately accelerate the maturity of the Note and avail itself of all rights and remedies provided by law or by the terms of the Mortgage, this' Agreement and all other documents executed by Borrower to secure repayment of the Loan.

7. CONDITIONS PRECEDENT TO MAKING OF ADVANCES. As conditions precedent to the making of advances hereunder:

     7.1 Borrower shall have executed and delivered to Lender the Note for Two Million Three Hundred Forty Thousand Dollars ($2,340,000.00), and the mortgage, security agreement and assignments and other documents provided for herein, each in form and substance satisfactory to Lender, and the Mortgage and financing statements filed in the appropriate records.

     7.2 The Guaranty, executed by Guarantor unconditionally guaranteeing to Lender the performance of Borrower shall have been executed and delivered to Lender.

     7.3 No event shall have occurred or failed to occur which would be a default under this Agreement, the Mortgage, the Note, the Guaranty or the assignments and other documents provided for herein, or which with the passage of time or service of notice or both would constitute such a default.

     7.4 First American Title Insurance Company (Title Insurer) shall issue a policy of title insurance insuring the Lender or its assigns for the amount of Two Million Three Hundred Forty Thousand Dollars ($2,340,000.00) that the ~en of the Mortgage, is a first lien on the Property, subject only to such exceptions as are approved by Lender. Such insurance shall be issued on the standard ALTA Loan Policy form, and shall include, INTER ALIA, coverage against filed and unfiled mechanics liens, and a comprehensive endorsement (ALTA Form 9).

     7.5 Borrower shall have provided Lender with an opinion of Borrower's legal counsel, at Borrower's expense, with respect to the following issues: a) Borrower has been duly organized and is in good standing under the laws of Borrower's state of organization; b) the terms of the Note are not usurious; c) the Default Rate is enforceable; and d) the choice of law, venue, jury trial I waiver, and arbitration provisions are fully enforceable. Borrower shall also provide to Lender an opinion of counsel satisfactory to Lender that the Guaranty of Guarantor is enforceable- according to the terms thereof Such opinion shall also state that Guarantor has been duly organized and is in good standing under the laws of Guarantor's state of organization. The opinion shall include other matters which are customary in similar loan transactions.

     7.6 Borrower shall have delivered to Lender a survey of the property complying with the standards of the American Land Title Association and the American Cong-ress of Surveyors and Mappers, and Lender shall be satisfied, in its absolute discretion, that the survey reveals no condition which it believes adverse to Lender's interest.

     7.7 Borrower shall have obtained the following insurance in form, in amounts and with companies approved by Lender and shall have delivered to Lender certificates therefor and evidence of payment in full of the premiums thereon:

          o Comprehensive Public Liability Insurance, including Bodily Injury and Property Damage, with limits of at least One Million Dollars ($ 1, 000, 000. 00) per person, Two Million Dollars ($2,000,000.00) per occurrence.

          o Insurance against such other hazards as may be reasonably required by the Lender.
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All such policies shall contain the agreement of the insurer that it will endeavor to give not less than thirty (30) days prior notice to Lender in the event of cancellation and shR11 otherwise comply with the applicable provisions of the Mortgage.

8. PARTIAL RELEASE OF MORTGAGE. Subject to the release conditions set forth below, Borrower may request Partial Releases from time to time. Upon satisfaction of the conditions stated below, Lender will release its lien on the Release Parcel.

     8.1 Lender shall have received the Release Amount (as defined below) applicable thereto;

     8.2 Borrower shall not be in default with respect to any interest payment on the Note;

     8.3 The proposed sale of the Release Parcel must be an arms-length sale transaction to an unaffiliated third party, unless Lender otherwise consents in writing to the sale;

     8.4  No Event of Default -shall exist under the Loan Documents;

     8.5 The remaining portion of the Premises that is not being released shall be in compliance with all applicable laws, including without limitation, applicable subdivision, zoning, and land use laws;

     8.6 If requested by Lender, Borrower shall obtain at Borrower's expense updated surveys covering the Release Parcel and/or the unreleased portion of the Premises, and cause to be issued a down-dated title endorsement covering the unreleased portion of the Premises;

     8.7 Borrower shall make written request at least 10 days prior to the date upon which the release is requested; and

     8.8 Borrower shall pay all costs related to the analysis, preparation, and filing of any release documentation, including a release fee to Lender in the amount of $ 100. 00.

The payment of the Release Amount shall not affect the amount or due date of any regularly scheduled payments under the Note, except to the extent the principal balance OUTSTANDING UNDER the Note affects the computation of a new payment amount on the next Rate Adjustment Date. The Release Amount may be changed by Lender if Borrower re-plats or further subdivides the Premises.

9. CONTINUING OBLIGATIONS OF BORROWER. The Borrower agrees, so long as any principal or interest remains outstanding under the Loan:

     9.1 Borrower shall keep, at its expense, adequate records and books of account with respect to its business and the Property in form and content reasonably acceptable to Lender. Borrower shall permit Lender and its employees, agents, accountants, and attorneys to examine and make extracts from
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          Borrower's records and books at such. reasonable times as Lender may request.

     9.2 Borrower shall keep Lender informed on a timely basis of any substantive or material change in the financial condition of the Borrower, and to provide annual financial statements of Borrower and Guarantor to Lender. Borrower and Guarantor shall provide copies of federal income tax returns within ten days of filing.

     9.3 Borrower shall provide Lender copies bf. a) Borrower's financial statements, which have been certified by Borrower, within 45 days after the end of each fiscal year, or more frequently upon Lender's reasonable request; b) copies of an), audited Financial statements prepared for Borrower promptly upon completion thereof, which shall be represented by Borrower's accountants as either compiled, reviewed, or audited; and c) Borrower's annual federal and state tax returns, with all schedules attached, within 20 days after filing with the taxing authorities. Financial statements shall include at least a balance sheet dated within 90 days of the date 6f Lender's request, a profit and loss or income and expense statement for the most recent calendar year and the partial year, if any, to the date of the balance sheet, a statement of all contingent liabilities as of the date of the balance sheet, cash flow statements, and all other financial information reasonably requested by Lender, all in form and content reasonably satisfactory to Lender. If one company, business, or entity represents 10% or more of Borrower's income or assets, the financial statements of the company, business, or ; entity shall be attached to the affected statements.

     9.4 Borrower shall maintain liability insurance on the Property as required herein and in the Mortgage.

     9.5 Borrower shall deliver to Lender such additional *information as Lender may reasonably require.

     9.6 Borrower shall promptly pay when due any and all taxes, assessments and governmental charges upon the Property.

     9.7 Borrower shall promptly pay when due all lawful claims, whether for labor, material or otherwise, which might or could, if unpaid, become a lien or charge on any of its property or assets.

     9.8 Borrower shall keep adequate records, *in accordance with generally accepted accounting practices, consistently applied, of all of its transactions, so that at any time, and from time to time, its true and complete financial condition may be readily determined and to, upon request, make such records available for Bank's inspection during all business hours.
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     9.9  Borrower shall maintain its existence and promptly comply with all laws, statutes, ordinances and governmental regulations applicable to it or any of its property, business operations, transactions.

     9.10 Borrower shall maintain the Property and all of its tangible property in good condition and repair and make all necessary replacements thereof.

     9.11 Borrower shall promptly pay all reasonable costs, fees and expenses paid and incurred by Lender incident to the Loan Documents and related documents (including reasonable attorney's fees).

     9.12 Borrower shall promptly inform Lender of any litigation, or any claim or controversy which might become the subject of litigation, against Borrower or affecting Borrower's property if such litigation or potential litigation might, in the event of an unfavorable outcome, have a material adverse effect an Borrower's financial condition, or might cause an Event of Default.

10. ADVANCES. Subject to all the provisions of this Agreement, the Loan represented by the Note shall be advanced as follows:

     o    An initial advance in the amount of $2,293,200.00.

     o    sums payable by Borrower to Lender under this Agreement.

11. IMMUNITY. No part of the commitment of Lender to make advances hereunder shall at any time be subject or liable to attachment or levy at the suit of any creditor of Borrower or Guarantor or any agent, contractor, subcontractor or supplier of Borrower. Lender shall not be liable to any materialman, contractor, or subcontractor, laborer or others for services, labor or materials employed upon, furnished or delivered to the Property.

12. USE OF PROPERTY. Borrower shall not allow the manufacture, storage, transmission, presence or disposal of any hazardous, nuclear or toxic waste or substance contamination (Hazardous Material) on the Property. In the event that Lender is held liable in any way for any Hazardous Material on the Property, Borrower hereby agrees to indemnify and hold Lender and successors and assigns harmless from any and all such liability.

13. LENDER NOT PARTNER OF BORROWER. Notwithstanding anything to the contrary herein contained or implied, Lender, by issuance of any commitment letter for the Loan, or by this Agreement, or by any action pursuant thereto or hereto, shall not be deemed a partner or joint venturer with the Borrower, and the Borrower hereby indemnifies and agrees to defend and hold Lender harmless (including the payment of reasonable attorney's fees) from any and all damages resulting from such a construction of the parties' relationship. The requirements herein, and the restrictions imposed in this Agreement, are for the sole protection and benefit of Lender.

14. COSTS. All costs incurred by the Lender in the preparation of this Agreement, the Note, the Guaranty, the Mortgage, and all other documents required to be executed by Borrower hereunder (including attorneys' fees), the making of any advance of the Loan, review of all documents or the enforcement of this Agreement, shall be paid by Borrower.
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15.  EVENTS OF DEFAULT. The occurrence of any of the following events shall be an "Event of Default":

     15.1 Default shall be made in making any payment on the Note when the same shall become due and payable, subject to any applicable grace period.

     15.2 A failure to perform or pay when due any other obligation, covenant, representation, warranty, or agreement under the terms of any Loan Document in strict accordance with the terms and provisions thereof

     15.3 The occurrence of any default under any other promissory note, guaranty, security document, agreement, or loan document executed by Borrower and owned by Lender at the time of default.

     15.4 A Claim of Lien shall be filed against the Property and not canceled or released within ten (10) days from the date of notification to Borrower of filing.

     15.5 Borrower shall fail to perform any other term or condition of this Agreement or default shall be made under any other agreement made to secure payment of the Note.

     15.6 The occurrence of any default under'any other promissory note, guaranty, security document, agreement, or loan document executed by Borrower and owned by Lender at the time of default.

     15.7 The appointment of a trustee, receiver, or liquidator for Borrower, Guarantor, or any surety, or the Property.

     15.8 Lender's loss, in part or in whole, of any benefits granted to it under the Guaranty for any reason, including but not limited to losses arising from the giving of any notice or the filing of any action by any person to: a) challenge any term of anyGuaranty, or b) limit, reduce, or discharge any liability or obligation of any Guarantor.

     15.9 The occurrence of any change in Borrower's ownership or management-without Lender's prior written consent, which consent will not be unreasonably withheld or delayed.

    15.10 The occurrence of any of the following with respect to Borrower, Guarantor, or the Property: a) the imposition of any lien or other similar encumbrance; b) the issuance of any garnishment, attachment, levy, or any other form of execution; or c) the entry of a material adverse judgment by a court having jurisdiction. 7

    15.11 Borrower, Guarantor, or any surety: a) -making an assignment for the benefit of creditors; b) filing a voluntary proceeding seeking protection from creditors under any bankruptcy or other law; c) becoming the subject of an involuntary proceeding under any bankruptcy or other similar law, which is not dismissed within sixty days or d) making an admission of its inability to pay its debts generally as they become due.
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    15.12 Borrower shall transfer ownership of any interest in the Property
          (including lease of any portion of the Property for a term of one year or more) except as provided herein.

    15.13 Borrower subjects the Property to any lien inferior to that of the Mortgage.

    15.14 The material falseness of any statement, warranty, or representation when given or made by Guarantor or Borrower to Lender or any such statement, warranty, or representation becoming materially false at any time when any portion of the Loan remains outstanding, or any: fraud committed by Guarantor, Borrower, or any partners, shareholders, members or other owners of Borrower or Guarantor in connection with the procurement, processing, funding or servicing of the Loan.

    15.15 The occurrence of any default under any document executed by Borrower which: a) is owned by any person other than Lender; and b) constitutes a lien on the Property (no permission for creation of such liens being implied).

    15.16 A determination by Lender in good faith~ that there has been a material decline in the value of the Property. For purposes of this subsection, a material decline shall not have occurred until such time, if any, as the value of the Property is less than 110. 0% of the then outstanding principal balance of the Loan.

    15.17 A violation, whether discovered or asserted before or after closing, of any federal, state, or local law, rule, regulation, or order issued by a governmental agency or court which would or could have a material adverse impact on Borrower's business or properties (including without limitation the Property) including but not limited to: a) any provisions of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, or any similar law which prohibits or restricts the storage, maintenance, or discharge of hazardous materials or waste, or b) any provisions of the Americans with Disabilities Act of 1990 or any similar federal, state, or local law imposing requirements relating to the accessibility of buildings or structures to persons with disabilities.

In every such case, Lender, subject to the rights of notice and cure set forth in Section 16, in Lender's discretion may declare immediately due and payable, with interest, all monies advanced hereunder and accordingly accelerate payment of the Note, notwithstanding any contrary terms of payment stated therein;

The remedies herein provided for shall be in addition to and not in substitution for the rights and remedies which would otherwise be vested, in Lender in law or equity or under the Note or the Mortgage, all of which rights and remedies are specifically reserved by Lender, and the failure by Lender to exercise the remedies herein provided shall not preclude the resort to any other remedy or remedies, nor shall the exercise of the remedies herein provided prevent the subsequent or concurrent resort to any other remedy or remedies which by law or equity shall be vested in Lender for the recovery of damages or otherwise in the event of a breach of any of the undertakings of Borrower hereunder. No delay or omission by Lender in exercising any right or remedy accruing upon the happening of an Event of Default shall impair any such right or remedy or shall be construed as a waiver of any such default; and every right and remedy hereby conferred upon Lender may be exercised from time to time and as often as shall be deemed
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expedient by Lender. No waiver of any Event of Default shall extend to or affect any other Event of Default.

16. NOTICES AND RIGHTS TO CURE. Borrower shall have the right to cure any payment default within 10 days following the due date. Borrower shall have the right to cure any non-payment Event of Default within 20 days following the date of Lender's notice of default to Borrower except for the Events of Default described in Sections 15.10-15.14 hereof, for which no notice and right to cure shall be given.

17. Notices. All written notices in connection with the Mortgage, this Agreement or otherwise which may be given-by Lender shall be.deemed to have been properly given if - mailed by registered or certified mail or delivered to-..

BORROWER: WILLOW SPRINGS RANCH LLC
            c/o Amortibanc Management, LLC
            5115 North Scottsdale Road, Suite 101
            Scottsdale, Az 85250
            Attn: Edward W. Dietrich, Vice President

LENDER:   BANK MIDWEST, NA -
            P.O. Box 26458
            Kansas City, Mo 64196-6458
            Attn: John E. Baxter, Vice President

18. LENDER HELD HARMLESS. The Borrower shall indemnify and hold Lender harmless from any and all loss or damage of whatsoever kind and from any suits, claims, or demands, including Lender's reasonable legal fees and expenses, on account of any matter or thing arising out of this Agreement or in connection herewith except the malfeasance or negligence of Lender. This obligation shall survive completion of the Improvements and repayment to Lender of the Loan.

19. CESSATION OF INTEREST; FUNDS AVAILABILITY; SETOFF. Upon: a) the occurrence of an Event of Default in payment of the Note, and until such time as such Event of Default is cured pursuant to the terms of the Loan Documents. or b) the occurrence of an Event of Default for which no right to cure is permitted (as set forth in the "Right to Cure" section hereof), Lender shall have no obligation to: i) pay interest upon any funds kept by Borrower on deposit with Lender, regardless of the form of deposit or account involved, and whether or not the Loan Documents require any affected fund's to be maintained on deposit, and/or ii) disburs6 to Borrower, or on Borrower's behalf or re quest, any of such funds. Interest will begin to accrue upon affected deposits and accounts and funds will be fully available to Borrower upon completion of cure of the Event of De fi, ult during any applicable grace or cure period provided for in the Loan Documents. During the existence of any Event of Default, and followin the expiration of any applicable grace or cure period provided for 9 in the Loan Documents, Lender shall have the right to immediately set off any such funds and apply them in reduction of the sums due to Lender under the Loan Documents. Lender may implement such procedures from time. to time as may assist Lender in the exercise of the rights granted above. The foregoing provisions shall not limit any other rights or remedies Lender may have under applicable law or by separate agreement.
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20.  BORROWER'S ASSIGNMENT. This Agreement may not be assigned by Borrower.
Pending consummation of the terms of this Agreement and as long as the Loan is outstanding, there shall be no transfer of title to the Property without the prior written consent of Lender, except as provided in this Agreement.

21. INDEMNITY. Notwithstanding any exculpation or other limitation or liability agreed to herein or in the documents evidencing the Loan, Borrower shall indemnify Lender against any liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys' fees) arising from:

     o the imposition or recording of a lien~ by any local, state or federal government or governmental agency or authority pursuant to any federal, state or local statute or regulation relating to hazardous or toxic wastes or substances or the removal thereof (Cleanup Laws);

     o    claims of any private parties regarding violations of Cleanup Laws;
          and

     o costs and expenses incurred by Lender in connection with the removal of any such lien or in connection with Borrower's or Lender's compliance with any statute, regulation or order issued pursuant to any Cleanup Laws by any local, state or federal government or governmental agency or authority.

22. WAIVER OF RIGHT TO TRIAL BY JURY. Lender and' Borrower hereby waive any right to trial by jury of any claim, demand, action or cause of action (a) arising under the Loan or any Loan Document or (b) in any way connected with or related or incidental to the dealings of the parties hereto in respect of the Loan or any of the Loan Documents or any transactions related hereto or thereto; in each case, whether now existing or hereafter arising and whether in contract, tort, equity or otherwise. Lender and Borrower hereby agree that any such claim, demand, action or cause of action, to the extent not cognizable in arbitration, shall be decided by court trial without. a jury and that either mortgagor or beneficiary may file a copy of this Loan Agreement with any court as written evidence of the waiver of the right to trial by jury.

23. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Lender and the successors and permitted assigns of Borrower. Except with the prior written consent of Lender, Borrower shall not assign, convey, transfer, or further encumber any interest which it may have under this Agreement or the property. This Agreement may not be modified or amended except by a written Agreement duly executed by the parties hereto or their successors or assigns. Time is of the essence in respect of Borrower's obligations hereunder. In the event of any inconsistency between this Agreement and the provisions of any other document executed simultaneously herewith, the provisions of this document shall control.

The parties hereto have executed this Agreement as of the day and year first above written.

Borrower: WILLOW SPRINGS RANCH, LL C, a New Mexico limited liability company

          By: Amortibanc Management, L.C.

          By: /s/ Edward W. Dietrich
             -----------------------------------
          Edward W. Dietrich, Vice President


          Lender: BANK MIDWEST, NA, a national banking corporation

          By: /s/ John E. Baxter
             -----------------------------------
          John E. Baxter, Vice President

                                    EXHIBIT A

CIENEGA RANCH LEGAL DESCRIPTION

     parcel of land being the North part of the PEDRO ARMENDARIS GRANT NO. 34, lying north of Interstate Highway 25,

     connsisting of the following PROJECTED SECTIONS:

Part of 7, 8, 9, 10,15, 16, 21, 28 and 33, and all of 17, 18, 19, 20, 29, 30, 31
and 32 of T5S, R1W, NMPM;

Part of 7, 8, 9, 10, 11 and 12 and all of 13 - 36 of T5S, R2W, NMPM;

Part of 12, 13, 24, 25 and 36, T5S, R3W, NMPM;

Part of 5, 7, 8, and 18 and all of 6 of T6S, R1W, NMPM;

Part of 13-14, 22-24,-27-28 and 33 and all of 1-1-2,- 1 &~21 and 29-32,
T68,-R2W, NMPM;

Part of 2,11, 13, 14, 24, 25 and 36 and all of 1 and 12 of T6S, R3W, NMPM;

Part of 4-8 and 18 of T7S, R2W, NMPM;

Part of 1 of T7S, RW, NMPM;

within Socorro County, New Mexico and being more particularly described as follows:

     Beginning at corner 1, the NW corner and stone monument at the NW corner of the PEDRO ARMENDARIZ GRANT NO. 34 marked "Ads NWC";

     Thence S 89(Degree) 38' 15" E, a distance of 4784.10 feet to corner 2, a stone monument (marking unclear);

     Thence S 89(Degree) 50'52" E, a distance of 2573.51 feet to corner 3, a stone monument (marking unclear);

Thence S 89(Degree) 0608" E, a distance of 2600.48 feet to corner 4, a stone monument (unmarked);

Thence N 89(Degree) 17'59" E, a distance of 53.71 feet to corner 5, a stone monument marked "l 9" (19 mile);

Thence S 89(Degree) 38'47" E, a distance of 5268.46 feet to corner 6, a stone monument (unmarked);

Thence S 88(Degree) 43'09" E, a distance of 28.78 feet to corner 7, a stone monument (unmarked);

Thence S 89(Degree) 31'41 " E, a distance of 5238.00 feet to corner 8, a stone monument (unmarked);

Thence S 88(Degree) 22' 41 " E, a distance of 38.80 feet to corner 9, a stone monument (unmarked);

Thence S 89(Degree) 16' 20" E, a distance of 5268.84 feet to corner 10, a stone monument (unmarked);

Thence S 89(Degree) 12'01 " E, a distance of 38.97 feet to comer 11, a stone monument (unmarked);

Thence S 89(Degree) 17'49" E, a distance of 5296.75 feet to corner 12, a stone monument (unmarked);

Thence S 89(Degree) 24'42" E, a distance of 5215.34 feet to corner 13, a 1970 brass cap monument marked PAG 14M;

Thence S 89'(Degree)1 V07" E, a distance of 52.29 feet to corner 14, a 1970 brass cap monument marked S12 R2W, S7 R1W & PAG;

thence S 89(Degree) 39'49" E, a distance of 2617.47 feet to corner 15, a 1970 brass cap monument marked 1/4 S7 & PAG;

thence S 89(Degree) 39'09" E, a distance of 2543.03 feet to corner 16, a 1970 brass cap monument marked PAG 13M;

Thence S 89(Degree) 15'23" E, a distance of 68.03 feet to corner 17, a 1970 brass cap monument marked S7, S8 & PAG;

Thence S 89(Degree) 28' 18" E, a distance of 2597.78 feet to comer 18, a 1970 brass cap monument marked 1/4 S8 & PAG;

Thence S 89(Degree) 27' 38" E, a distance of 2557.83 feet to corner 19, a 1970 brass cap monument marked PAG 12M;

Thence S 89(Degree) 22'50" E, a distance of 38.33 feet to corner 20, a 1970 brass cap monument marked S8, S9 & PAG;

Thence S 89(Degree) 22' 12" E, a distance of 2797.50 feet to comer 21, a 1970 brass cap monument marked 1/4 S9 & PAG;

Thence S 89(Degree) 27' 07" E, a distance of 2686.59 feet to corner 22, a stone monument (unmarked);

Thence S 87(Degree) 45'00" E, a distance of 110.07 feet to corner 23, a 1970 brass cap monument marked S9, S10 & PAG;

Thence S 89(Degree) 27' 48" E, a distance of 2446.18 feet to corner 24, the NE corner and 1970 brass cap monument at the NE corner of the PEDRO ARMENDARIS GRANT NO. 34 marked NE CO PAG;

Thence S 00(Degree) 40'48" W, a distance of 1795.04 feet to corner 25, a 1970 brass cap monument marked

S10, S15 & PAG;

Thence S 00(Degree) 42' 14" W, a distance of 756.73 feet to corner 26, a 1970 brass cap monument marked PAG 1 OM;

Thence S 00(Degree) 5641 " W, a distance of 3783.91 feet to corner 27, a 1936 USDA Biological Survey brass cap monument marked

A, BDG, AG and S1 5, T5S, R1 W;

Thence N 89(Degree) 17' 17" W, a distance of 2264.23 feet to comer 28, a 1979 USF&W brass cap monument marked NWC BDAG;

Thence S 18(Degree) 18'58" W, a distance of 16387.89 feet to corner 29, a 1979 USF&W brass cap monument marked WC BDAG;

Thence S 22(Degree) 47'40" W, a distance of 1473.66 feet to corner 30, a stone monument (unmarked);

Thence S 23(Degree) 24' 10" W, a distance of 4762.61 feet to comer 31, a 1936 USDA Biological Survey brass cap monument marked

AGBL, BDAG, and TR A4 COR 14;

Thence N 89(Degree) 37' 16" W, a distance of 2809.06 feet to comer 32, a 1979 USF&W brass cap monument marked BL BDAG;

Thence S 29(Degree) 08' 59" E, a distance of 2479.91 feet to corner 33, a 1/2" rebar;

Thence S 40(Degree) 52'56" W, a distance of 11426.97 feet to corner 34, a 3/8" rebar;

Thence N 46(Degree) 051 09" W, a distance of 3574.13 feet to comer 35, a 1/2" rebar with plastic cap marked "Edgington 9060";

Thence S 41(Degree) 14'41 " W, a distance of 37925.96 feet to corner 36, the south corner and 1925 brass cap monument marked

PAG 8M;

Thence N 13(Degree) 00'22" W, a distance of 542.55 feet to corner 37, a 1925 brass cap monument marked S7, S18 & PAG thence N 13(Degree) 07'11"W, a distance of 4797.66 feet corner 38, a 1925 brass capmonument marked PAG 9M;

Thence N 13(Degree) 04'14"W, a distance of 637.69 feet to corner 39, a 1926 brass cap monument marked S6 & S7;

Thence N 13(Degree) 04'42"W, a distance of 565.28 feet to corner 39, a 1926 brass cap monument marked S1 & PAG

Thence N 13(Degree) 07'23"W, a distance of 4133.73 feet to corner 41, a 1925 brass cap monument marked PAG 10M;

Thence N 12(Degree) 51'17"W, a distance of 762.87 feet to corner 42, 1 1944 brass cap monument marked S1 and S36;

Thence N 12(Degree) 47'53"W, a distance of 1912.93 feet to corner 43, a 1944 brass cap monument marked PAG 10 1/2M;

Thence N 12(Degree) 48'02" W, a distance of 803.51 feet to corner 44, a 1960 brass cap monument marked 1/4 S36 & PAG;

Thence N 12(Degree) 47'55" W, a distance of 2716.60 feet to corner 45, a 1960 brass cap monument marked S36, S25 & PAG;

Thence N 12(Degree) 50'14" W, a distance of 1831.65 feet to corner 46, a 1944 brass cap monument marked PAG 11 1/2M;

,thence N 12(Degree) 47'34" W, a distance of 871.01 feet to corner 47, a 1960 brass cap monument marked 1/4 S25 & PAG;

Thence N 12(Degree) 48'43" W, a distance of 1805.08 feet to corner 48, a 1944 brass cap monument marked PAG 12M;

Thence N 12(Degree)" 56'37 W, a distance of 898.13 feet to corner 49, a 1960 brass cap monument marked S25, S24 & PAG;

Thence N 12(Degree) 58'33" W, a distance of 1749.79 feet to corner 50, a 1960 brass cap monument marked PAG 12 1/2M;

Thence N 12(Degree) 5640" W, a distance of 994.55 feet to corner 51, a 1960 brass cap monument marked 1/4 S24 & PAG;

Thence N 12'(Degree) 57' 46"W, a distance of 1653 , 75 feet tar corner 52, a 1960 brass cap monument marked PAG 13M;

Thence N 13(Degree) 10'55" W, a distance of 1091.72 feet to corner 53, a 1960 brass cap monument marked S24, S1 3 & PAG;

Thence N 13(Degree) 10'58" W, a distance of 1441.75 feet to corner 54, a 1960 brass cap monument marked S1 3, S14 & PAG;

Thence N 13(Degree) 09'20" W, a distance of 138.33 feet to comer 55, a 1960 brass cap monument marked PAG 13 1/2M;

Thence N 13(Degree) 11' 04" W, a distance of 1147.15 feet to corner 56, a 1960 brass cap monument marked 1/4 S14 & PAG;

Thence N 13(Degree) 10' 18" W, a distance of 1524.35 feet to corner 57, a 1960 brass cap monument marked PAG 14M;

Thence N 13(Degree) 23'04" W, a distance of 1196.08 feet to comer 58, a 1960 brass cap monument marked S1 4, S1 1 & PAG;

Thence N 13(Degree) 22'58" W, a distance of 1541.80 feet to corner 59, a 1960 brass cap monument marked PAG 14 1/2M;

Thence N 13(Degree) 23'27" W, a distance of 1188.01 feet to corner 60, a 1960 brass cap monument marked 1/4 S1 1 & PAG;

Thence N 13(Degree) 23'03" W, a distance of 1550.75 feet to comer 61, a 1960 brass cap monument marked PAG 15M;

Thence N 10(Degree) 52' 40" W, a distance of 706.81 feet to corner 62, a 1960 brass cap monument marked S 11 & PAG A;

Thence N 00(Degree) 40'22" E, a distance of 452.54 feet to corner 63, a 1960 brass cap monument marked S1 1, S2 & PAG;

Thence N 00(Degree) 38'30" E, a distance of 652.88 feet to corner 64, a 1960 brass cap monument marked PAG 5M;

Thence N 00(Degree) 52'48" E, a distance of 1986.81 feet to comer 65, a 1960 brass cap monument marked 1/4 S2 & PAG;

Thence N 00(Degree) 51'46" E, a distance of 657.58 feet to comer 66, a 1960 brass cap monument marked PAG 4 1/2M;

Thence N 00(Degree) 53' 05" E, a distance of 606.43 feet to corner 67, a 1960 brass cap monument marked S2, S36 & PAG;

Thence N 00(Degree) 32' 01 " E, a distance of 2038.09 feet to corner 68, a 1960 brass cap monument marked PAG 4M;

Thence N 00(Degree) 41'06" E, a distance of 8550.83 feet to comer 69, a stone monument marked "CC";

ThenceIN 00(Degree) 37'24" E, a distance of 5246.68 feet to corner 70, a stone monument marked "PC";

Thence N 00(Degree) 34'04" E, a distance of 5672.11 feet to corner 71, a 1914 brass cap monument marked S13 and S1 2;

Thence N 00(Degree) 26' 35" E, a distance of 1839.45 feet to corner 1, the point of beginning. and parcel contains 50,496.340 acres, more or less.

Less than and excepting Parcels 1 and 2.

LEGAL DESCRIPTION OF EXCEPTED PARCEL 1

A parcel of land within the North part of the PEDRO ARMENDARIS GRANT NO. 34, lying north of Interstate Highway 25,

consisting of the following PROJECTED SECTIONS:

Part of 9,10,11, 12,16, 22, 24, 25 and 36 and all of 13,14,15, 23, 26 and 35 of
T5S, R2W, NMPM; within Socorro County, New Mexico and being more particularly described as follows:

36" W, a distance of 35.19 feet; 26" E, a distance of 86.34 feet;

Beginning at the NW corner and stone monument on the West line of Section 9, T5S, R2W NMPM at the North line of the

PEDRO ARMENDARIS GRANT NO. 34;-'

Thence S 88(Degree) 43'09" E, a distance of 28.78 feet to a stone monument (unmarked);

Thence S 89(Degree) 31'41 " E, a distance of 5238.00 feet to a stone monument (unmarked);

Thence S 88(Degree) 22'41 " E, a distance of 38.80 feet to a stone monument (unmarked);

Thence S 89(Degree) 16'20" E, a distance of 5268.84 feet to a stone monument (unmarked);

Thence S 89(Degree) 12'01 " E, a distance of 38.97 feet to a stone monument (unmarked);

Thence S 89(Degree) 1749" E, a distance of 5296.75 feet to a stone monument (unmarked);

Thence S 89(Degree) 24'42" E, a distance of 5215.34 feet to a 1970 brass cap monument marked PAG 14M;

Thence S 89(Degree) 1 V07" E, a distance of 52.29 feet to a 1970 brass cap monument marked S12 R2W, S7 R1W & PAG on the

East line of Section 12;

Thence S 00(Degree) 08' 10" W, along the east line of Projected Sections 12,13 and 24, a distance of 10947.26 feet;

Thence N 89(Degree) 32'05" W, a distance of 2660.13 feet;

Thence S 00(Degree) 08' 10" W, a distance of 12354.88 feet to the South 1/4 corner of Projected Section 36;

Thence N 89(Degree) 32' 05" W, a distance of 7942.96 feet to the SW comer of Projected Section 35;

Thence N 00(Degree) 08' 10" E, a distance of 10560.31 feet to the SE corner of Projected Section 22;

Thence N 89(Degree) 32'05" W, a distance of 2653.72 feet to the South 1/4 corner of Projected Section 22;

Thence N 00(Degree) 08' 10" E, a distance of 2640.05 feet to the center of Projected Section 22;

Thence N 89(Degree) 32'05" W, a distance of 2653.72 feet to the West 114 comer of Projected Section 22;

Thence N 00(Degree) 08' 10" E, along the West line of Projected Sections 22 and 15, a distance of 6391.68 feet to the centerline of a dirt road, and following said road on the next 32 courses;

Thence S 73(Degree) 57'39" W, a distance of 70.90 feet;

Thence S 80(Degree) 50'23" W, a distance of 288.32 feet;

Thence N 81(Degree) 0 46' 54" W, a distance of 56.02 feet;

Thence N 44(Degree) 58'27"W, a distance of 91.19 feet;

Thence N 65(Degree) 13'09" W, a distance of 44.30 feet;

Thence S 36(Degree) 24'

Thence S 01(Degree) 14'

Thence S 10(Degree) 26' 17" W, a distance of 75.93 feet;

Thence S 76(Degree) 28'36" W, a distance of 144.91 feet;

Thence S 79(Degree) 03' 17" W, a distance of 151.46 feet;

Thence N 75(Degree) 08' 50" W, a distance of 115.55 feet;

Thence S 82(Degree) 12' 12" W, a distance of 120.91 feet;

Thence S 54(Degree) 16'41 " W, a distance of 65.75 feet;

Thence S 33(Degree) 39'07" W, a distance of 66.93 feet;

Thence S 47(Degree) 51'05" W, a distance of 77.81 feet;

Thence S 69(Degree) 43'05" W, a distance of 188.81 feet;

Thence S 80(Degree) 21'02" W, a distance of 81.59 feet;

Thence N 85(Degree) 31'20" W, a distance of 128.60 feet;

Thence N 79(Degree) 47' 57" W, a distance of 197.79 feet;

Thence N 81(Degree) 37'32" W, a distance of 89.90 feet;

Thence N 86(Degree) 18'35" W, a distance of 223.12 feet;

Thence N 89(Degree) 24' 13" W, a distance of 403.10 feet;

Thence S 87(Degree) 45'42" W, a distance of 242.58 feet;

Thence N 89(Degree) 01'43" W, a distance of 254.84 feet;

Thence N 84(Degree) 11'24" W, a distance of 434.03 feet;

Thence N 82(Degree) 31'30" W, a distance of 169.85 feet;

Thence N 84(Degree) 29'37" W, a distance of 437.02 feet;

Thence N 83(Degree)56'52" W, a distance of 273.23 feet;

Thence N 80(Degree) 06'30" W, a distance of 201.49 feet;

Thence N 75(Degree) 53'20" W, a distance of 362.88 feet;

Thence N 76(Degree) 03'49" W, a distance of 364.44 feet;

Thence N 71(Degree) 44' 55" W, a distance of 51.03 feet;

Thence leaving said road and proceeding N 000 08' 10" E, along the West line of Projected Sections 16 and 9, a distance of

3815.95 feet to the point of beginning. Said Excepted Parcel 1 contains 6,807.714 acres, more or less.

Legal Description of Expected parcel 2 Revised June 1, 2000

A parcel of land within the North part of the PEDRO ARMENDARIS GRANT NO. 34, lying north of Interstate Highway 25,

consisting of the following PROJECTED SECTIONS,

Part of 6, 7 and 18 of TSS, R1 W and part of 1, 12,13, and 24 of T6S, R2W, NMPM; within Socorro County, New Mexico and-being -more particularly described as follows:

Beginning at a USF&W Brass Cap monument marked BL BOAG within the NE 1/4 of Projected Section 7 on the East line of the herein-described parcel and at an angle point on the boundary between the PEDRO ARMENDARIS GRANT NO. 34 and the Bosque Del Apache National Wildlife Refuge;

Thence S 29(Degree) 08'59" E, a distance of 2479.91 feet to a 1/2" rebar;

Thence S 40(Degree) 52, 56" W, a distance of 11426.97 feet to a 3/8" rebar:

Thence N W 05'09" W, a distance of 500.00 feet,

Thence N 0(Degree)0 16' 40 " E, a distance of 8972.50 feet,

Thence S 89(Degree) 32'05" E, a distance of 1879.06 feet;

Thence N 00(Degree) 16'40" E, a distance of 5929.84 feet to a point on the North line of Township 6 South-,

Thence S 89(Degree) 32'05" E, along said line, a distance of 4701.36 feet;

Thence S 00(Degree) 16' 40' W, a distance of 4390.29 feet to the point of beginning.

Said Exempted Parcel 2 contains 1,515.793 acres, more or less.

                                 PROMISSORY NOTE

 $2,340,000.00

                                                             DATE: JUNE 27, 2000
                                                             SOCORRO, NEW MEXICO


For value received, the undersigned (Borrower) promises to pay to the order of BANK MIDWEST, N.A., a national banking corporation (Bank) at its principal office in Kansas City, Missouri, or at such other address as Bank may subsequently designate in writing, the principal sum of Two Million Three Hundred Forty Thousand Dollars ($2,340,000.00) in lawful money of the United States of America, together with interest and payable as hereinafter provided.

1. DEFINITIONS: As used in this Note, the following words and phrases have the meanings set forth below:

     o BANK: Bank Midwest, N.A. a national banking corporation, its successors in interest and assigns, and any subsequent holder or assignee of this Note.

     o BORROWER: the undersigned and all permitted successors in interest and permitted assigns.

     o CONTRACT INTEREST RATE: the outstanding balance of the principal hereof shall bear interest at a variable rate per annum calculated by adding four percentage points to the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year (as made available by the Federal Reserve Board) in effect 45 days prior to the Rate Adjustment Date (as defined below). The Contract Interest Rate shall be calculated on the date of the Note (using the Index value most recently published on or prior to the closing date) and on each anniversary of this Note thereafter (each of which is a "RATE ADJUSTMENT DATE"). If the Index is no longer available, Lender will choose a new index which is based upon comparable information. All interest shall be calculated for the actual number of days elapsed over a year assumed to consist of 360 days.

     o DEFAULT INTEREST RATE: the rate of interest which the Borrower agrees to pay on the principal sum of this Note during the continuance of any default under this Note or any other Loan Document. The Default Interest Rate will be the Contract Rate, plus five (5) percentage points.

     o LOAN AGREEMENT: Loan Agreement, dated June 27, 2000, between Bank and Borrower, as amended.

     o LOAN DOCUMENTS: this Note, the Mortgage, and any other document evidencing, securing, or executed in connection with the indebtedness evidenced hereby.

     o MATURITY DATE: the fifth anniversary of the date of this Note, and is the date on which Borrower agrees to pay in full all indebtedness then evidenced by this Note.

     o MORTGAGE: the real estate Mortgage executed by Borrower in favor of Bank to secure this Note and creating a first lien against the Property.

     o PROPERTY: the real estate located in Socorro, County, New Mexico, described in the Mortgage.

Terms not otherwise defined herein shall have the meaning assigned in the Loan Agreement.

2. PAYMENT: Payment of principal and accrued interest shall be made on a quarterly basis, with the first payment due October 1, 2000. Quarterly payments shall be in an amount calculated to fully amortized the principal and all accrued interest over a term of twenty years, beginning on the date of the Note.

3. ADJUSTMENT OF INTEREST RATE: On each anniversary hereof, Bank shall calculate the amount of the quarterly payment required for the succeeding year, based on the Contract Rate and principal outstanding on that date, and shall promptly give notice to Borrower of the amount of the quarterly payment for the succeeding year.

4. PREPAYMENT: Borrower may prepay this Note, in whole or in part, without penalty.

5. MATURITY DATE: This Note shall mature June 27, 2005. On the Maturity Date, Borrower agrees to pay in full, without prior notice or demand, all indebtedness then evidenced by this Note, including the unpaid principal balance, accrued and unpaid interest, and any assessed and unpaid late charges.

6. APPLICATION OF PAYMENTS: Except for payments made for partial releases pursuant to Section 8 of the Loan Agreement, which shall be applied to principal, all payments on this Note, including prepayments, will be applied first to any expenses of Bank, then to any assessed late charges, then to accrued interest and finally, where applicable, to principal; provided their payments with respect to a Release Parcel (as defined in the Loan Agreement) will be applied solely to principal.

7. LATE CHARGES: A late charge equal to five percent (5%) of the amount of any quarterly payment not paid within fifteen (15) days after it is due will be automatically assessed without prior notice or demand.

8. ACCELERATION: Upon the occurrence of any Event of Default, as defined in the Mortgage or Loan Agreement, Bank will have the option to accelerate maturity and demand immediate payment of all indebtedness evidenced by this Note and to foreclose any liens created by the Loan Documents, subject only to the notice and opportunity to cure requirements set forth in the Mortgage. Bank's failure or delay in exercising any remedy upon Borrower's default will not constitute a waiver of that or any other default and, without limitation, Bank's acceptance of partial payments on the Note will not constitute a waiver of any default.

9. NOTICE: Any notice required or permitted to be given to Borrower will be in writing and may be hand delivered or mailed by registered or certified mail, return receipt requested, to the following address (unless Borrower subsequently gives Bank written notice of a change of address):

BORROWER:

WILLOW SPRINGS RANCH LLC
c/o Amortibanc Management, LLC
5115 North Scottsdale Road, Suite 101
Scottsdale, Az 85250
Attn: Edward Dietrich, Vice President

If any written notice is mailed, it-will- be deemed effective- on the earlier of actual receipt or on the third (3rd) calendar day following date of mailing.

10. DEFAULT RATE OF INTEREST: Upon the occurrence of any event of default under the Loan Documents and upon Borrower's failure to cure the default after any required written notice, this Note will thereafter bear interest at the Default Interest Rate in lieu of the Contract Interest Rate during the continuance of such default.

11. COURT COSTS, ATTORNEY FEES AND EXPENSES: If this Note is placed in the hands of an attorney f9r collection, Borrower agrees to pay all court costs and reasonable attorney fees incurred by Bank,. and Borrower further agrees to pay all expenses incurred by Bank of every nature in connection with the collection of the indebtedness evidenced by this Note and the management, operation and preservation of the Property and all. other collateral securing this Note.

12. GOVERNING LAW: This Note will be governed as to validity, interpretation, construction, effect, enforceability and in all other respects by the laws of New Mexico. Borrower consents to the personal jurisdiction of any court located within Socorro County, New Mexico, with respect to any lawsuit to collect this Note or involving the Property or the rights and obligations of Bank and Borrower under the Loan Documents. Borrower agrees if any of them are, or become., nonresidents of New Mexico, service of process may be had upon them anywhere outside the State of New Mexico with the same effect as if personal service had been made within the State of New Mexico.

13. SEVERABILITY: If a court of competent jurisdiction determines that any provision of this Note or any other Loan Document is invalid or unenforceable, then the remaining provisions of this Note and the other Loan Documents will continue in full force and effect.

14. ADDITIONAL COVENANTS: Except as otherwise provided in this Note, Borrower hereby waives presentment, protest and demand, notice of protest, demand and dishonor and notice of nonpayment of this Note and hereby agrees that no extension of the time for payment of this Note, no waiver of any default, no release of any security for this Note and no indulgence of any sort will operate to release, discharge, modify, change or affect the original liability of Borrower under this Note or an 'other Loan Document.

Borrower: Willow Springs Ranch, LLC, a New Mexico limited liability company

          By: Amortibanc Management, LC

          By: /s/ Edward W. Dietrich
             -----------------------------------
          Edward W. Dietrich, Vice President

                                    EXHIBIT B

                                    MORTGAGE

     This mortgage (Mortgage) made by WILLOW SPRINGS RANCH, LLC, a New Mexico limited liability company (Mortgagor) to BANK MIDWEST, NA (Mortgagee, which term includes its successors in interesTand assigns and any subsequent holder or assignee-of the Note secured by this Mortgage).

                                    RECITALS:

Mortgagor is the owner of the fee simplemiterest in certain real estate situate in Socorro County, New Mexico (Property), as more particularly described on Exhibit A, including all water rights, if any, appurtenant thereto.

Mortgagor and Mortgagee will enter into a Loan Agreement (Loan Agreement) under the terms of which Mortgagee will agree to advance certain proceeds to Mortgagor.

Mortgagor will execute a Promissory Note (Note) in the principal sum of Two Million ThreeHundred Forty Thousand Dollars ($2,340,000.00) to evidence all amounts which Mortgagee may disburse under the Loan Agreement.

Terms defined in the Loan Agreement shall have the same meaning herein.

Mortgagor, *in consideration of the foregoing and the mutual covenants and agreements contained herein and in the Loan Agreement and Collateral Documents, does hereby assign the Property to Mortgagee, with mortgage covenants.

This Mortgage is given upon the statutory mortgage condition and the covenants and agreements contained herein and in the Loan Agreement and Collateral Documents, for the breach of which it is subject to foreclosure as provided by law. Mortgagor further covenants and agrees as follows:

1.   PAYMENT OF NOTE.

Mortgagor covenants to pay when due all quarterly interest payments, principal, late charges, and all other payments required by the Note.

2.   TAXES, ASSESSMENTS AND CHARGES.

Mortgagor covenants to pay when due all taxes of every kind and nature, including real and personal property taxes and income, franchise, withholding, profit and gross receipts taxes, all general and special assessments, levies, permits, 'inspection and license fees, all water and sewer rents and charges, all gas, electric, utility or other public charges imposed upon or assessed against it or the Property, or any part thereof, or upon revenues, rents, issues, income and profits of the Property arising from the use, occupancy or possession of the Property.

3.   RENTS:

As part of the consideration for the Indebtedness, Mortgagor absolutely and unconditionally assigns and transfers to Mortgagee all Rents. The rents, revenues and other income of the Property, due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom such rents, revenues and other income are payable (Rents). Mortgagor authorizes Mortgagee or Mortgagee's agents to collect, and sue for aAd compromise Rents and directs each tenant of the Property to pay all Rents to Mortgagee or Mortgagee's agents. However, prior to notice given by Mortgagee to Mortgagor of an Event of Default, Mortgagor shall collect and receive all Rents for the account of Mortgagor. Mortgagor and Mortgagee intend that this, assignment of Rents to be immediately effective and to constitute an absolute assignment and not an assignment for additional security only. Upon delivery of notice by Mortgagee to Mortgagor of any Event of Default, and without the necessity of Mortgagee entering upon and taking and maintaining control of the Property directly, by agent or by a court appointed receiver, Mortgagee shall immediately be entitled to all Rents as they become due and payable, including but not limited to Rents then due and unpaid, and all Rents shall immediately upon delivery of such notice be held by Mortgagor as trustee for the benefit of Mortgagee only. Mortgagee shall be deemed to have exercised its rights to the Rents only if, at any time after the occurrence during the existence of an Event of Default, it has given Mortgagor notice of such exercise. Commencing upon delivery of such notice, each tenant of the Property shall upon Mortgagee's written demand to such tenant pay all Rents to Mortgagee or Mortgagee's agents, without any obligation on the part of* any tenant to inquire filrther as to the existence of an Event of Default, and such tenant shall not be obligated to pay to Mortgagor any amounts which are actually paid to Mortgagee or Mortgagee's agents in response to such a demand. Any such demand by Mortgagee shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit. Mortgagor. shall not interfere, and shall cooperate, with Mortgagee's collection of such Rents.

4.   INSURANCE.

Mortgagor covenants to procure and maintain fire and extended coverage insurance on all improvements now or hereafter constructed on the Property in an amount at least equal to the aggregate principal sum of the Note, or One Hundred Percent of the insurable value of the improvements, whichever is less, with endorsement for. vandalism and malicious mischief In addition, Mortgagor agrees to procure and maintain public liability insurance with minimum limits of One Million Dollars ($ 1,000,000.00) per person, Two Million Dollars ($2,000,000.00) per occurrence, for personal injury or death and for property damage. Mortgagor covenants to pay all premiums on insurance coverage required hereby when due and to deposit with Mortgagee the fire and extended coverage policy, together with endorsements naming Mortgagee as an additional insured or loss payee under a standard mortgagee clause. Mortgagor must further deposit with Mortgagee a certificate of public liability insurance in the amounts stated above. All insurance policies required hereby must be written by insurance companies reasonably acceptable to Mortgagee, shall not contain any exceptions to coverage not approved by Mortgagee, and must contain a provision requiring at least thirty (30) days prior written notice of cancellation to Mortgagee.

5.   APPLICATION OF INSURANCE PROCEEDS.

In the event of any loss or damage to the Property which is covered by insurance required to be maintained by this Mortgage, Mortgagee shall have the option, in its sole discretion, to apply such insurance proceeds toward payment of the indebtedness evidenced by the Note and secured by the Loan Documents or toward the repair and restoration of the Property to substantially the same condition as existed prior to the loss or damage to the extent reasonably practicable.

6.   APPLICATION OF CONDEMNATION PROCEEDS.

If there is a total condemnation or taking of the Property, Mortgagee shall, after deduction of the costs and expenses of collection, apply all condemnation proceeds toward payment of the indebtedness evidenced by the Note. If there is a partial condemnation or taking of the Property, Mortgagee shall have the option, in its sole discretion, to apply such partial condemnation proceeds, in whole or in part, toward payment of the indebtedness evidenced by the Note or toward the repair and restoration of the Property, or toward both. Mortgagee shall hold any such condemnation proceeds which are held for repair and restoration without payment of interest or earnings thereon and shall disburse such proceeds pursuant to its normal and customary requirements and procedures for construction lending and such further requirements as Mortgagee may reasonably impose in its discretion.

7.   ADVANCES.

If Mortgagor should fail to perform, in whole or in part, any one or more of the covenants contained in the Loan Documents, Mortgagee may do, but is not obligated to do, any and all things required of Mortgagor under any such covenants. If any such breach of covenant or any Event of Default can be cured by the payment of money, Mortgagee may, but is not obligated to, advance such sums of money as Mortgagee, in its sole discretion, shall determine to be necessary to cure such breach of covenant or Event of Default, including, but not limited to, the payment of any tax, lien, assessment or charge asserted against the Property, the payment of any insurance premiums required hereby, and the payment of any amounts deemed necessary by Mortgagee to keep the Property in good order and repair or to prevent waste. Mortgagee shall have sole discretion as to the necessity for making any such payments and shall be without obligation to inquire as to the validity of any tax, assessment, lien or charge asserted against the Property. The making of any such advance will not operate as a waiver of any right to accelerate debt maturity. The amount of any such advance shall be added to the indebtedness secured by this Mortgage, with interest thereon at the rate of interest provided in the Note from the date of advance until repaid. Should Mortgagor fail, neglect or refuse to reimburse Mortgagee for the amount of such advance with interest accrued thereon within fifteen (I
5) days of receipt of written demand from Mortgagee, Mortgagee shall have the option to accelerate maturity and demand immediate payment of all indebtedness secured by this Mortgage.

8.   FUTURE ADVANCES.

This mortgage shall also secure repayment of future advances to Mortgagor, but in no event in amount exceeding Three Million Five Hundred Ten Thousand Dollars ($3,5 110,000. 00) in total.

9.   RIGHT TO INSPECT PROPERTY.

Mortgagee shall have the right, on reasonable notice and at all reasonable times during usual business hours, to enter upon and inspect all portions of the Property.

10.  TRANSFER.

Except as provided in the Loan Agreement, if the Property, or any portion thereof is sold, transferred, leased, or conveyed without the prior written consent of Mortgagee, Mortgagee shall have the option to accelerate maturity and demand immediate payment of all 'indebtedness then secured hereby, including interest accrued thereon and penalties as provided by the Note. Transfer or sale of the Property shall not release Mortgagor from its liability hereunder or under the Note. For purposes of this provision, a transfer of the Property will be deemed to have occurred (if the Mortgagor is a legal entity other than a natural person) upon any sale, transfer or disposition of any nature, of fifteen percent (15%) of the stock, partnership interest, joint venture interest or other interest in such legal entity.

11.  DEFAULT.

Upon the occurrence of any Event of Default, Mortgagee shall have the option to accelerate maturity and demand immediate payment of all indebtedness evidenced by the Note and secured by the remaining Loan Documents, including interest accrued thereon and penalties, if any, provided by the Note, and to foreclose any liens created by this Mortgage or the remaining Loan Documents.

12.  FORECLOSURE AND REDEMPTION PERIOD.

If this Mortgage is foreclosed, the redemption period after judicial sale shall be thirty (30) days. In the event of a judicial sale hereunder, Mortgagee may become the purchaser of the Property, or any part thereof, and may bid any indebtedness secured hereby at such sale. In the event of foreclosure, Mortgagee shall be entitled to the appointment of a receiver to take charge of the Property and to hold possession of the same until the foreclosure sale thereof or until the indebtedness hereby secured is fully paid, and all rents and profits derived from said premises, less the costs and expenses of the receivership, shall be applied to the indebtedness secured hereby.

13.  ATTORNEY'S FEES AND COSTS.

Mortgagor agrees to pay and reimburse Mortgagee for all reasonable attorney's fees, costs and expenses paid or incurred by Mortgagee in any legal action, proceeding or other dispute of any kind in which Mortgagee is made a party or appears as a party plaintiff or defendant, involving the Note, this Mortgage, the Loan Agreement, the other Loan Documents or the Property, including, but not limited to, the foreclosure or other enforcement of the Note or Loan Documents, any condemnation action, any action to protect Mortgagee's security or liens and any action in bankruptcy or probate.

14.  MORTGAGEE IN POSSESSION.

In addition to any other remedies available to Mortgagee under the Mortgage or afforded by law, Mortgagee shall have the option, upon the occurrence of any Event of Default or any breach by Mortgagor of any covenant, agreement or warranty contained in the Note or the Loan Documents, to enter and take possession of the Property in person, by an agent or by judicially appointed receiver. Upon taking possession of the Property pursuant to this paragraph, Mortgagee, its agent or receiver, may do any or all of the following acts:

     14.1 manage the Property, or employ an agent to manage the Property and pay such agent reasonable compensation;

     14.2 do any and all acts reasonably necessary or with respect to the Property to adequately protect Mortgagee's security interest under this Mortgage; and

Any expenses incurred by Mortgagee pursuant to this paragraph shall be paid from the proceeds and profits derived from the Property, but should such proceeds and profits be insufficient to pay such expenses, any amounts advanced by Mortgagee, with interest thereon at the rate of interest set forth in the Note from the respective dates of each such advance until repaid, shall be added to the indebtedness then secured by this Mortgage and become subject to the lien of this Mortgage.

15.  NO WAIVER.

The failure, omission or forbearance of Mortgagee in exer cising any right or remedy under this Mortgage or afforded by law, upon the occurrence of any Event of Default or any breach by Mortgagor of any covenant, agreement or warranty contained in the Note or this Mortgage, or any other Loan Document, shall not constitute an implied waiver of any such covenant, agreement or warranty and shall not preclude Mortgagee from exercising any said right or remedy upon the occurrence of a subsequent Event of Default or breach by Mortgagor of the same or any other covenant, agreement or warranty. Any written or express waiver by Mortgagee of any such Event of Default or breach by Mortgagor shall be operative only to the extent and for the time stated therein.

16.  MODIFICATION.

No change, amendment, modification, cancellation or discharge of this Mortgage shall be valid unless it is duly signed and acknowledged in writing by Mortgagor and Mortgagee.

17.  FURTHER INSTRUMENTS.

Mortgagor shall properly execute and deliver, or cause to be properly executed and delivered, from time to time at the request of Mortgagee all such further deeds, conveyances, mortgages, security agreements, financing statements, assignments of leases now existing or hereafter entered into and covering all or portions of the Property, transfers and such other assurances as the Mortgagee may require for better assuring, mortgaging, pledging, assigning and confirming unto the Mortgagee all and singular the Property and the title thereto.

18.  SEVERABILITY.

If any provision of this Mortgage shall be determined to be inoperative under law, all remaining provisions of this Mortgage shall remain in full force and effect.

19.  NOTICE.

All notices, demands or requests permitted or required to be given under the provisions of the Note, this Mortgage or any other Loan Documents shall be effective when delivered in accordance with the terms of the Loan Agreement to the following address:

          MORTGAGEE:     BANK MIDWEST, NA
                         P.O. Box 26458
                         Kansas City, Mo 64196-6458
                         Attn: John E. Baxter, Vice President

          MORTGAGOR:     WILLOW SPRINGS RANCH LLC
                         c/o Amortibanc Management, LLC
                         5115 North Scottsdale Road, Suite 101
                         Scottsdale, Az 85250
                         Attn: Edward W. Dietrich

20.  TIME OF ESSENCE.

Time is of the essence with respect to the performance and payment by Mortgagor of all obligations under the Note and all other Loan Documents.

21.  BENEFIT.

The covenants, agreements and warranties contained in this Mortgage shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, successors in interest and assigns of Mortgagor and Mortgagee.

In witness whereof, Mortgagor has executed and delivered this Real Estate Mortgage this 23rd day of June, 2000.

MORTGAGOR: WILLOW SPRINGS RANCH, LLC, a New Mexico limited liability company

     By: AMORTIBANC MAGEMENT, LC, MANAGER

     By: /s/ Edward W. Dietrich
        -----------------------------------
     Edward W. Dietrich, Vice President


STATE OF NEW MEXICO

COUNTY OF SOCORRO

The foregoing instrument was acknowledged before me on june 23, 2000, by Edward W. Dietrich of Amortibanc Management, LC, Manager of Willow Springs Ranch, LLC,on behalf of said limited liability company.

/s/ Barbara R. Forbus
----------------------
      Notary Public


My Commission Expires:

May 19, 2004
----------------------

                                    EXRIBIT A

CIENEGA RANCH LEGAL DESCRIPTION

parcel of land being the North part of the PEDRO ARMENDARIS GRANT NO. 34, lying north of Interstate Highway 25,

connsisting of the following PROJECTED SECTIONS:

Part of 7, 8, 9, 10,15, 16, 21, 28 and 33, and all of 17, 18, 19, 20, 29, 30, 31
and 32 of T5S, R1W, NMPM;

Part of 7, 8, 9, 10, 11 and 12 and all of 13 - 36 of T5S, R2W, NMPM;

Part of 12, 13, 24, 25 and 36, T5S, R3W, NMPM;

Part of 5, 7, 8, and 18 and all of 6 of T6S, R1W, NMPM;

Part of 13-14, 22-24,-27-28 and 33 and all of 1-1-2,- 1 &~21 and 29-32,
T68,-R2W, NMPM;

Part of 2,11, 13, 14, 24, 25 and 36 and all of 1 and 12 of T6S, R3W, NMPM;

Part of 4-8 and 18 of T7S, R2W, NMPM;

Part of 1 of T7S, RW, NMPM;

within Socorro County, New Mexico and being more particularly described as follows:

Beginning at corner 1, the NW corner and stone monument at the NW corner of the PEDRO ARMENDARIZ GRANT NO. 34 marked "Ads NWC";

Thence S 89(Degree) 38' 15" E, a distance of 4784.10 feet to corner 2, a stone monument (marking unclear);

Thence S 89(Degree) 50'52" E, a distance of 2573.51 feet to corner 3, a stone monument (marking unclear);

Thence S 89(Degree) 0608" E, a distance of 2600.48 feet to corner 4, a stone monument (unmarked);

Thence N 89(Degree) 17'59" E, a distance of 53.71 feet to corner 5, a stone monument marked "l 9" (19 mile);

Thence S 89(Degree) 38'47" E, a distance of 5268.46 feet to corner 6, a stone monument (unmarked);

Thence S 88(Degree) 43'09" E, a distance of 28.78 feet to corner 7, a stone monument (unmarked);

Thence S 89(Degree) 31'41 " E, a distance of 5238.00 feet to corner 8, a stone monument (unmarked);

Thence S 88(Degree) 22' 41 " E, a distance of 38.80 feet to corner 9, a stone monument (unmarked);

Thence S 89(Degree) 16' 20" E, a distance of 5268.84 feet to corner 10, a stone monument (unmarked);

Thence S 89(Degree) 12'01 " E, a distance of 38.97 feet to comer 11, a stone monument (unmarked);

Thence S 89(Degree) 17'49" E, a distance of 5296.75 feet to corner 12, a stone monument (unmarked);

Thence S 89(Degree) 24'42" E, a distance of 5215.34 feet to corner 13, a 1970 brass cap monument marked PAG 14M;

Thence S 89'(Degree)1 V07" E, a distance of 52.29 feet to corner 14, a 1970 brass cap monument marked S12 R2W, S7 R1W & PAG;

thence S 89(Degree) 39'49" E, a distance of 2617.47 feet to corner 15, a 1970 brass cap monument marked 1/4 S7 & PAG;

thence S 89(Degree) 39'09" E, a distance of 2543.03 feet to corner 16, a 1970 brass cap monument marked PAG 13M;

Thence S 89(Degree) 15'23" E, a distance of 68.03 feet to corner 17, a 1970 brass cap monument marked S7, S8 & PAG;

Thence S 89(Degree) 28' 18" E, a distance of 2597.78 feet to comer 18, a 1970 brass cap monument marked 1/4 S8 & PAG;

Thence S 89(Degree) 27' 38" E, a distance of 2557.83 feet to corner 19, a 1970 brass cap monument marked PAG 12M;

Thence S 89(Degree) 22'50" E, a distance of 38.33 feet to corner 20, a 1970 brass cap monument marked S8, S9 & PAG;

Thence S 89(Degree) 22' 12" E, a distance of 2797.50 feet to comer 21, a 1970 brass cap monument marked 1/4 S9 & PAG;

Thence S 89(Degree) 27' 07" E, a distance of 2686.59 feet to corner 22, a stone monument (unmarked);

Thence S 87(Degree) 45'00" E, a distance of 110.07 feet to corner 23, a 1970 brass cap monument marked S9, S10 & PAG;

Thence S 89(Degree) 27' 48" E, a distance of 2446.18 feet to corner 24, the NE corner and 1970 brass cap monument at the NE corner of the PEDRO ARMENDARIS GRANT NO. 34 marked NE CO PAG;

Thence S 00(Degree) 40'48" W, a distance of 1795.04 feet to corner 25, a 1970 brass cap monument marked S10, S15 & PAG;

Thence S 00(Degree) 42' 14" W, a distance of 756.73 feet to corner 26, a 1970 brass cap monument marked PAG 1 OM;

Thence S 00(Degree) 5641 " W, a distance of 3783.91 feet to corner 27, a 1936 USDA Biological Survey brass cap monument marked A, BDG, AG and S1 5, T5S, R1 W;

Thence N 89(Degree) 17' 17" W, a distance of 2264.23 feet to comer 28, a 1979 USF&W brass cap monument marked NWC BDAG;

Thence S 18(Degree) 18'58" W, a distance of 16387.89 feet to corner 29, a 1979 USF&W brass cap monument marked WC BDAG;

Thence S 22(Degree) 47'40" W, a distance of 1473.66 feet to corner 30, a stone monument (unmarked);

Thence S 23(Degree) 24' 10" W, a distance of 4762.61 feet to comer 31, a 1936 USDA Biological Survey brass cap monument marked

AGBL, BDAG, and TR A4 COR 14;

Thence N 89(Degree) 37' 16" W, a distance of 2809.06 feet to comer 32, a 1979 USF&W brass cap monument marked BL BDAG;

Thence S 29(Degree) 08' 59" E, a distance of 2479.91 feet to corner 33, a 1/2" rebar;

Thence S 40(Degree) 52'56" W, a distance of 11426.97 feet to corner 34, a 3/8" rebar;

Thence N 46(Degree) 051 09" W, a distance of 3574.13 feet to comer 35, a 1/2" rebar with plastic cap marked "Edgington 9060";

Thence S 41(Degree) 14'41 " W, a distance of 37925.96 feet to corner 36, the south corner and 1925 brass cap monument marked

PAG 8M;

Thence N 13(Degree) 00'22" W, a distance of 542.55 feet to corner 37, a 1925 brass cap monument marked S7, S18 & PAG thence N 13(Degree) 07'11"W, a distance of 4797.66 feet corner 38, a 1925 brass capmonument marked PAG 9M;

Thence N 13(Degree) 04'14"W, a distance of 637.69 feet to corner 39, a 1926 brass cap monument marked S6 & S7;

Thence N 13(Degree) 04'42"W, a distance of 565.28 feet to corner 39, a 1926 brass cap monument marked S1 & PAG

Thence N 13(Degree) 07'23"W, a distance of 4133.73 feet to corner 41, a 1925 brass cap monument marked PAG 10M;

Thence N 12(Degree) 51'17"W, a distance of 762.87 feet to corner 42, 1 1944 brass cap monument marked S1 and S36;

Thence N 12(Degree) 47'53"W, a distance of 1912.93 feet to corner 43, a 1944 brass cap monument marked PAG 10 1/2M;

Thence N 12(Degree) 48'02" W, a distance of 803.51 feet to corner 44, a 1960 brass cap monument marked 1/4 S36 & PAG;

Thence N 12(Degree) 47'55" W, a distance of 2716.60 feet to corner 45, a 1960 brass cap monument marked S36, S25 & PAG;

Thence N 12(Degree) 50'14" W, a distance of 1831.65 feet to corner 46, a 1944 brass cap monument marked PAG 11 1/2M;

,thence N 12(Degree) 47'34" W, a distance of 871.01 feet to corner 47, a 1960 brass cap monument marked 1/4 S25 & PAG;

Thence N 12(Degree) 48'43" W, a distance of 1805.08 feet to corner 48, a 1944 brass cap monument marked PAG 12M;

Thence N 12(Degree)" 56'37 W, a distance of 898.13 feet to corner 49, a 1960 brass cap monument marked S25, S24 & PAG;

Thence N 12(Degree) 58'33" W, a distance of 1749.79 feet to corner 50, a 1960 brass cap monument marked PAG 12 1/2M;

Thence N 12(Degree) 5640" W, a distance of 994.55 feet to corner 51, a 1960 brass cap monument marked 1/4 S24 & PAG;

Thence N 12'(Degree) 57' 46"W, a distance of 1653 , 75 feet tar corner 52, a 1960 brass cap monument marked PAG 13M;

Thence N 13(Degree) 10'55" W, a distance of 1091.72 feet to corner 53, a 1960 brass cap monument marked S24, S1 3 & PAG;

Thence N 13(Degree) 10'58" W, a distance of 1441.75 feet to corner 54, a 1960 brass cap monument marked S1 3, S14 & PAG;

Thence N 13(Degree) 09'20" W, a distance of 138.33 feet to comer 55, a 1960 brass cap monument marked PAG 13 1/2M;

Thence N 13(Degree) 11' 04" W, a distance of 1147.15 feet to corner 56, a 1960 brass cap monument marked 1/4 S14 & PAG;

Thence N 13(Degree) 10' 18" W, a distance of 1524.35 feet to corner 57, a 1960 brass cap monument marked PAG 14M;

Thence N 13(Degree) 23'04" W, a distance of 1196.08 feet to comer 58, a 1960 brass cap monument marked S1 4, S1 1 & PAG;

Thence N 13(Degree) 22'58" W, a distance of 1541.80 feet to corner 59, a 1960 brass cap monument marked PAG 14 1/2M;

Thence N 13(Degree) 23'27" W, a distance of 1188.01 feet to corner 60, a 1960 brass cap monument marked 1/4 S1 1 & PAG;

Thence N 13(Degree) 23'03" W, a distance of 1550.75 feet to comer 61, a 1960 brass cap monument marked PAG 15M;

Thence N 10(Degree) 52' 40" W, a distance of 706.81 feet to corner 62, a 1960 brass cap monument marked S 11 & PAG A;

Thence N 00(Degree) 40'22" E, a distance of 452.54 feet to corner 63, a 1960 brass cap monument marked S1 1, S2 & PAG;

Thence N 00(Degree) 38'30" E, a distance of 652.88 feet to corner 64, a 1960 brass cap monument marked PAG 5M;

Thence N 00(Degree) 52'48" E, a distance of 1986.81 feet to comer 65, a 1960 brass cap monument marked 1/4 S2 & PAG;

Thence N 00(Degree) 51'46" E, a distance of 657.58 feet to comer 66, a 1960 brass cap monument marked PAG 4 1/2M;

Thence N 00(Degree) 53' 05" E, a distance of 606.43 feet to corner 67, a 1960 brass cap monument marked S2, S36 & PAG;

Thence N 00(Degree) 32' 01 " E, a distance of 2038.09 feet to corner 68, a 1960 brass cap monument marked PAG 4M;

Thence N 00(Degree) 41'06" E, a distance of 8550.83 feet to comer 69, a stone monument marked "CC";

ThenceIN 00(Degree) 37'24" E, a distance of 5246.68 feet to corner 70, a stone monument marked "PC";

Thence N 00(Degree) 34'04" E, a distance of 5672.11 feet to corner 71, a 1914 brass cap monument marked S13 and S1 2;

Thence N 00(Degree) 26' 35" E, a distance of 1839.45 feet to corner 1, the point of beginning.

and parcel contains 50,496.340 acres, more or less.

Less than and excepting Parcels I and 2.

LEGAL DESCRIPTION OF EXCEPTED PARCEL 1

A parcel of land within the North part of the PEDRO ARMENDARIS GRANT NO. 34, lying north of Interstate Highway 25,

consisting of the following PROJECTED SECTIONS:

Part of 9,10,11, 12,16, 22, 24, 25 and 36 and all of 13,14,15, 23, 26 and 35 of
T5S, R2W, NMPM;

within Socorro County, New Mexico and being more particularly described as follows:

36" W, a distance of 35.19 feet; 26" E, a distance of 86.34 feet;

Beginning at the NW corner and stone monument on the West line of Section 9, T5S, R2W NMPM at the North line of the

PEDRO ARMENDARIS GRANT NO. 34;-'

Thence S 88(Degree) 43'09" E, a distance of 28.78 feet to a stone monument (unmarked);

Thence S 89(Degree) 31'41 " E, a distance of 5238.00 feet to a stone monument (unmarked);

Thence S 88(Degree) 22'41 " E, a distance of 38.80 feet to a stone monument (unmarked);

Thence S 89(Degree) 16'20" E, a distance of 5268.84 feet to a stone monument (unmarked);

Thence S 89(Degree) 12'01 " E, a distance of 38.97 feet to a stone monument (unmarked);

Thence S 89(Degree) 1749" E, a distance of 5296.75 feet to a stone monument (unmarked);

Thence S 89(Degree) 24'42" E, a distance of 5215.34 feet to a 1970 brass cap monument marked PAG 14M;

Thence S 89(Degree) 1 V07" E, a distance of 52.29 feet to a 1970 brass cap monument marked S12 R2W, S7 R1W & PAG on the

East line of Section 12;

Thence S 00(Degree) 08' 10" W, along the east line of Projected Sections 12,13 and 24, a distance of 10947.26 feet;

Thence N 89(Degree) 32'05" W, a distance of 2660.13 feet;

Thence S 00(Degree) 08' 10" W, a distance of 12354.88 feet to the South 1/4 corner of Projected Section 36;

Thence N 89(Degree) 32' 05" W, a distance of 7942.96 feet to the SW comer of Projected Section 35;

Thence N 00(Degree) 08' 10" E, a distance of 10560.31 feet to the SE corner of Projected Section 22;

Thence N 89(Degree) 32'05" W, a distance of 2653.72 feet to the South 1/4 corner of Projected Section 22;

Thence N 00(Degree) 08' 10" E, a distance of 2640.05 feet to the center of Projected Section 22;

Thence N 89(Degree) 32'05" W, a distance of 2653.72 feet to the West 114 comer of Projected Section 22;

Thence N 00(Degree) 08' 10" E, along the West line of Projected Sections 22 and 15, a distance of 6391.68 feet to the centerline of a dirt road, and following said road on the next 32 courses;

Thence S 73(Degree) 57'39" W, a distance of 70.90 feet;

Thence S 80(Degree) 50'23" W, a distance of 288.32 feet;

Thence N 81(Degree) 0 46' 54" W, a distance of 56.02 feet;

Thence N 44(Degree) 58'27"W, a distance of 91.19 feet;

Thence N 65(Degree) 13'09" W, a distance of 44.30 feet;

Thence S 36(Degree) 24'

Thence S 01(Degree)0 14'

Thence S 10(Degree) 26' 17" W, a distance of 75.93 feet;

Thence S 76(Degree) 28'36" W, a distance of 144.91 feet;

Thence S 79(Degree) 03' 17" W, a distance of 151.46 feet;

Thence N 75(Degree) 08' 50" W, a distance of 115.55 feet;

Thence S 82(Degree) 12' 12" W, a distance of 120.91 feet;

Thence S 54(Degree) 16'41 " W, a distance of 65.75 feet;

Thence S 33(Degree) 39'07" W, a distance of 66.93 feet;

Thence S 47(Degree) 51'05" W, a distance of 77.81 feet;

Thence S 69(Degree) 43'05" W, a distance of 188.81 feet;

Thence S 80(Degree) 21'02" W, a distance of 81.59 feet;

Thence N 85(Degree) 31'20" W, a distance of 128.60 feet;

Thence N 79(Degree) 47' 57" W, a distance of 197.79 feet;

Thence N 81(Degree) 37'32" W, a distance of 89.90 feet;

Thence N 86(Degree) 18'35" W, a distance of 223.12 feet;

Thence N 89(Degree) 24' 13" W, a distance of 403.10 feet;

Thence S 87(Degree) 45'42" W, a distance of 242.58 feet;

Thence N 89(Degree) 01'43" W, a distance of 254.84 feet;

Thence N 84(Degree) 11'24" W, a distance of 434.03 feet;

Thence N 82(Degree) 31'30" W, a distance of 169.85 feet;

Thence N 84(Degree) 29'37" W, a distance of 437.02 feet;

Thence N 83(Degree)56'52" W, a distance of 273.23 feet;

Thence N 80(Degree) 06'30" W, a distance of 201.49 feet;

Thence N 75(Degree) 53'20" W, a distance of 362.88 feet;

Thence N 76(Degree) 03'49" W, a distance of 364.44 feet;

Thence N 71(Degree) 44' 55" W, a distance of 51.03 feet;

Thence leaving said road and proceeding N 000 08' 10" E, along the West line of Projected Sections 16 and 9, a distance of

3815.95 feet to the point of beginning. Said Excepted Parcel 1 contains 6,807.714 acres, more or less.

Legal Description of Expected parcel 2 Revised June 1, 2000

A parcel of land within the North part of the PEDRO ARMENDARIS GRANT NO. 34, lying north of Interstate Highway 25,

consisting of the following PROJECTED SECTIONS,

Part of 6, 7 and 18 of TSS, R1 W and part of 1, 12,13, and 24 of T6S, R2W, NMPM; within Socorro County, New Mexico and-being -more particularly described as follows:

Beginning at a USF&W Brass Cap monument marked BL BOAG within the NE 1/4 of Projected Section 7 on the East line of the herein-described parcel and at an angle point on the boundary between the PEDRO ARMENDARIS GRANT NO. 34 and the Bosque Del Apache National Wildlife Refuge;

Thence S 29(Degree) 08'59" E, a distance of 2479.91 feet to a 1/2" rebar;

Thence S 40(Degree) 52, 56" W, a distance of 11426.97 feet to a 3/8" rebar:

Thence N W 05'09" W, a distance of 500.00 feet,

Thence N 0(Degree)0 16' 40 " E, a distance of 8972.50 feet,

Thence S 89(Degree) 32'05" E, a distance of 1879.06 feet;

Thence N 00(Degree) 16'40" E, a distance of 5929.84 feet to a point on the North line of Township 6 South-,

Thence S 89(Degree) 32'05" E, along said line, a distance of 4701.36 feet;

Thence S 00(Degree) 16' 40' W, a distance of 4390.29 feet to the point of beginning.

Said Exempted Parcel 2 contains 1,515.793 acres, more or less.

                                    GUARANTY

This Guaranty made as of the 27' of June 2000, by AMORTIBANC MANAGEMENT, LC, a Texas limited liability company (GUARANTOR) TO BANK MIDWEST, N.A., a national banking corporation (LENDER).

1.   RECITALS: the following Recitals describe the background to this Guaranty:

     1.1 Lender has agreed to lend (Loan) the sum of Two Million Three Hundred Forty Thousand Dollars ($2,340,000.00) to Willow Springs Ranch, LLC, a New Mexico limited liability company (BORROWER).

     1.2 The Loan will be evidenced by a Promissory Note (NOTE) executed by Borrower and secured by a Mortgage (MORTGAGE) executed by Borrower. The proceeds of the Loan will be disbursed for the acquisition of certain real property in Socorro County, New Mexico.

     1.3 In order to induce the Lender to enter into the Loan, Guarantor, Manager of Borrower, has agreed to execute and deliver to Lender a guarantee that the indebtedness under the Note and Mortgage will be promptly paid when due.

2.   GUARANTY.

     2.1 In consideration of the foregoing, and in consideration of the payment of One Dollar ($1.00), receipt of which is hereby acknowledged by Guarantor, Guarantor hereby absolutely and unconditionally guarantees to the Lender, its successors and assigns, prompt payment when due of all indebtedness of Borrower under the Note and Mortgage without any requirement that Lender must first proceed against Borrower or any other person to collect said indebtedness, in whole or in part, or from any collateral securing same. Guarantor acknowledges that the Lender will not be required to elect remedies and that should Lender elect to first proceed against Borrower or any collateral which secures the indebtedness hereby guaranteed, such action will not constitute an election or waiver which bars or estops the Lender from ultimately proceeding against Guarantor hereunder.

     2.2 As used herein "indebtedness" is used in its most comprehensive sense and includes, but is not limited to: (1) the principal amount of the Note, together with interest as specified therein; (ii) any advances which the Lender is permitted or obligated to make pursuant to the Mortgage,, or any other document executed by Borrower in con nection with the Loan. even if such advances cause the amount of the Loan to exceed Two Million Three Hundred Forty Thousand Dollars ($2,340,000.00), together with interest, fi-om the date of advance until repaid, at the rate of interest specified in the documents pursuant to which the advance is made; and (iii) all costs and reasonable attorneys' fees incurred by the Lender in any lawsuit filed by Lender against Borrower, Guarantor or any other person to collect the indebtedness hereby guaranteed.

     2.3 Guarantor hereby waives acceptance hereof by the Lender, notice of advances to Borrower or on behalf of Borrower, due diligence in collecting indebtedness from Borrower, protest, and notice of any default of Borrower. Guarantor hereby consents and agrees that Lender may, without further notice to Guarantor, do and perform any of the following acts:

          2.3.1 renew, compromise, extend, accelerate or otherwise change the time for payment of any indebtedness hereby guaranteed;

          2.3.2 alter, change, amend or modify any note, mortgage or other document evidencing, securing or executed in connection with any indebtedness hereby guaranteed;

          2.3.3 take and hold securfty for the payment of this Guaranty or the indebtedness hereby guaranteed, and exchange, enforce, waive or release any such security;

          2.3.4 apply such security and direct the order or manner of sale thereof as the Lender may, in its discretion, determine; and

          2.3.5 to the extent the indebtedness hereby guaranteed is assigned, assign this Guaranty in whole or in , part, without consent of or notice to Guarantor, Borrower, or any other person or entity.

     2.4 The liability of Guarantor hereunder is independent of any other guarantees at any time in efTect with respect to all or any part of the indebtedness hereby guaranteed and said liability may be enforced regardless of the existence of such other guarantees, if any. Any interest, lien, claim, right of subrogation or any other right or remedy of Guarantor in any collateral which now or hereafter secures any of the indebtedness hereby guaranteed, will be inferior and subordinate to all rights of Lender until the indebtedness hereby guaranteed is fully paid.

3.   GUARANTOR'S REPRESENTATIONS AND WARRANTIES:

     3.1 Any financial statements of Guarantor which have heretofore been delivered to the Lender are true and correct in all respects, have been prepared substantially in accordance with generally accepted accounting principles consistently applied, and fully and accurately present the financial position of Guarantor as of the dates thereof, and no materially adverse change has occurred in the financial position reflected therein since the dates thereof

     3.2 There is no action, suit or proceeding pending, or threatened, against or affecting Guarantor involving controversies which, in the aggregate, exceed Fifty Thousand Dollars ($50,000.00), or involving the validity, priority or enforceability of any documents evidencing, securing, or executed in connection with the indebtedness guaranteed hereby, at law or in equity, or before or by any governmental authority. Guarantor is not in any default under order, writ, injunction, decree or demand of any coin t or any governmental authority, or under any mortgage, deed of trust, lease, loan or credit agreement, or other instrument to which it is a party or by which it may be bound or affected, and the consummation of the transactions hereby contemplated and the execution, delivery and performance of this Guaranty will not result in the creation or imposition of any security interest in, or lien or encumbrance upon, any of the assets of the Guarantor, and will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan or credit agreement or other instrument to which Guarantor is a party or by which Guarantor may be bound or affected.

     3.3 No representation or warranty by Guarantor contained herein ormi any certificate or other document furnished by Guarantor contains any untrue statement of material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.

     3.4 Each consent, approval or authorization of, or filing, registration or qualification which is required to be obtained or effected by the Guarantor in connection with the execution and delivery of this Guaranty or the undertaking or performance of any obligation hereunder has been obtained or effected.

     3.5 Guarantor will immediately advise the Lender in writing of any litigation or proceeding in which Guarantor is a party if an adverse decision therein would require Guarantor to pay over more than Fifty Thousand Dollars ($50,000.00) or deliver assets the value of which exceeds such sum (whether or not the claim is considered to be covered by insurance), or involving Guarantor that might materially and adversely affect Guarantor's operations, financial condition, property or business.

     3.6 The laws of the State of New Mexico will govern the interpretation, validity, enforcement, and effect of this Guaranty, except to the extent that the laws of tile United SLates may prevail. The provisions of this Guaranty are severable and, should any provision hereof be determined to be unlawful, the remaiing provisions hereof will remain and continue to have full force and effect. Guarantor hereby consents to the jurisdiction of any court located within the State of New Mexico over its person in any action to enforce this Guaranty, and agrees that service of process may be made wherever Guarantor may be found and that such service shall be valid and binding as if personal service had been made upon Guarantor within the State of New Mexico.

     3.7 Guarantor hereby waives any claim of exemption or priority under New Mexico law and consents that any subsequent execution for the indebtedness may be satisfied without limitation or exclusion by any such exemption or priority.

     3.8 This Guaranty will bind the successors in interest and assigns of Guarantor and will inure to the benefit of Lender, its successors in interest and assigns.

IN WITNESS WHEREOF, Guarantor has signed and executed this Guaranty as of the date indicated above. do


Amortibanc Management, LC

By: /s/ Edward W. Dietrich
   -----------------------------------
   Edward W. Dietrich, Vice President